EXHIBIT 99.2




                        SUBSIDIARY GUARANTY AGREEMENT

     THIS AGREEMENT dated as of November 4, 2010 among Con-way Inc., a Delaware corporation (the "Borrower"), each of the Subsidiary Guarantors party hereto from time to time (collectively, the "Subsidiary Guarantors") and PNC Bank, National Association, as Agent.

     WHEREAS, the Borrower has entered into that Credit Agreement (as the same may be amended, modified, supplemented and extended from time to time, the "Credit Agreement") dated as of November 4, 2010 among the Borrower, the Banks party thereto and PNC Bank, National Association, as Agent (the "Agent"), pursuant to which the Borrower may be entitled, subject to certain conditions, to borrow up to $325,000,000;

     WHEREAS, the Credit Agreement provides, among other things, that one condition to its effectiveness is the execution and delivery of a guaranty substantially in the form of this Agreement by the Borrower and the Subsidiary Guarantors listed on the signature pages hereof; and

     WHEREAS, in conjunction with the transactions contemplated by the Credit Agreement and in consideration of the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to the Subsidiary Guarantors, and in order to induce the Banks and the Agent to enter into the Credit Agreement, the Subsidiary Guarantors listed on the signature pages hereof are willing to guaranty the obligations of the Borrower under the Credit Agreement and the Notes issued pursuant thereto;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                  ARTICLE 1
                                 DEFINITIONS

     Section 1.01Definitions.

     Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined. In addition, the following term, as used herein, has the following meaning:

     "Guarantied Obligations" means (i) all obligations of the Borrower in respect of principal of and interest on the Loans and the Notes, (ii) all Reimbursement Obligations (including interest thereon) and other obligations of the Borrower in respect of Letters of Credit, (iii) all other amounts payable by the Borrower under the Credit Agreement or the Notes, if any, and
(iv) all renewals or extensions of the foregoing, in each case whether now outstanding or hereafter arising. The Guarantied Obligations shall include, without limitation, any interest, costs, fees and expenses which accrue on or with respect to any of the foregoing, whether before or after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any one or more of the Borrower and the Subsidiary Guarantors, and any such interest, costs, fees and expenses that would have accrued thereon or with respect thereto but for the commencement of such case, proceeding or other action.






NYC - 557607v1

                                     <1>
                                  ARTICLE 2
                                 GUARANTIES

     Section 2.01The Guaranties.

     Subject to Section 2.03, the Subsidiary Guarantors hereby, jointly and severally, unconditionally and irrevocably guaranty to the Banks, the LC Issuing Banks, the Swingline Bank and the Agent and to each of them, the due and punctual payment of all Guarantied Obligations as and when the same shall become due and payable, whether at maturity, by declaration or otherwise, according to the terms thereof. In case of failure by the Borrower punctually to pay any indebtedness guarantied hereby, the Subsidiary Guarantors, subject to Section 2.03, hereby jointly, severally and, to the extent permitted by law, unconditionally agree to make such payment punctually as and when the same shall become due and payable, whether at maturity, or by demand, declaration, acceleration or otherwise. This Agreement is a guaranty of payment, and not of collection.

     Section 2.02Guaranties Unconditional; Waiver.

     To the extent permitted by applicable law, the obligations of each Subsidiary Guarantor under this Article 2 shall be unconditional and absolute and without limiting the generality of the foregoing, shall, to the extent permitted by law, not be released, discharged or otherwise affected by:

          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any other Obligor under any Financing Document, by operation of law or otherwise;

          (b) any modification or amendment (including any increase in the aggregate Commitments and any increase in the obligations of the Borrower under the Financing Documents) of or supplement to any other Financing Document or any Letter of Credit;

          (c) any modification, amendment, waiver, release, non-perfection or invalidity of any direct or indirect security, or of any guaranty or other liability of any third party, for any obligation of any other Obligor under any Financing Document;

          (d) any change in the corporate existence, structure or ownership of any other Obligor or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any other Obligor or its assets or any resulting release or discharge of any obligation of any other Obligor contained in any Financing Document;

          (e) the existence of any claim, set-off or other rights which any Subsidiary Guarantor may have at any time against any other Obligor, the Agent, any LC Issuing Bank, the Swingline Bank, any Bank or any other Person, whether or not arising in connection with the Financing Documents; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (f) any invalidity or unenforceability relating to or against any other Obligor for any reason of any Financing Document, or any provision of applicable law or regulation purporting to prohibit the payment by any other Obligor of the principal of or interest on any Note or any Reimbursement Obligation or any other amount payable by any other Obligor under any Financing Document; or circumstance whatsoever (other than payment in full of all Guarantied Obligations) that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of any Subsidiary Guarantor under this Article 2.

With respect to its obligations hereunder, to the extent permitted by applicable law, each Subsidiary Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Agent or any Bank exhaust any right, power or remedy or proceed against any Person under any of the Financing Documents or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

     In accordance with Section 2856 of the California Civil Code, each Subsidiary Guarantor unconditionally and irrevocably waives any and all rights and defenses available to it by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code. No other provision of this Agreement shall be construed as limiting the generality of any of the covenants and waivers set forth in this paragraph. As provided below, this Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York. This paragraph is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Agreement or to any of the Guarantied Obligations.

     Section 2.03Fraudulent Transfer.

     Anything in this Guaranty Agreement to the contrary notwithstanding, the obligations of each Subsidiary Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Subsidiary Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer, obligation or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor (A) in respect of intercompany debt owed or owing to the Borrower or affiliates of the Borrower to the extent that such debt would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder and (B) under any Guarantee of senior unsecured debt or indebtedness subordinated in right of payment to the Guaranteed Obligations, which Guarantee contains a limitation as to maximum amount similar to that set forth in this Section 2.03, pursuant to which the liability of such Subsidiary Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Subsidiary Guarantor pursuant to (I) applicable law or (II) any agreement providing for an equitable allocation among such Subsidiary Guarantor and other affiliates of the Borrower of obligations arising under guarantees by such parties (including the agreements described in Section 2.08).

     Section 2.04Discharge; Reinstatement in Certain Circumstances.

     Except as otherwise provided in Sections 3.01(c) and 4.03 hereof, each Subsidiary Guarantor's obligations under this Article 2 shall remain in full force and effect until the Commitments are terminated, the LC Liabilities are reduced to zero, and the principal of and interest on the Loans and all other amounts payable by the Borrower under the Financing Documents shall have been paid in full. If at any time any payment of the principal of or interest on any Loan or any Reimbursement Obligation or any other amount payable by the Borrower under any Financing Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Obligor or otherwise, each Subsidiary Guarantor's obligations under this Article 2 with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.






NYC - 557607v1












     Section 2.05Subrogation.

     Each Subsidiary Guarantor that makes a payment hereunder with respect to a Guarantied Obligation shall be subrogated to the rights of the payee against the Borrower with respect to such payment, provided, that until the Commitments have terminated, and all Guarantied Obligations have been paid in full and no Person or court or governmental authority shall have made any request for the return or reimbursement of any funds from the Agent or any Bank in connection with monies received under the Financing Documents (i) such Subsidiary Guarantor shall not enforce any such right against the Borrower (or enforce any right of reimbursement or contribution relating to such payment against the Borrower or any other Subsidiary Guarantor) and (ii) the rights against the Borrower to which such Subsidiary Guarantor is subrogated and any rights of reimbursement or contribution that such Subsidiary Guarantor may have against the Borrower or any other Subsidiary Guarantor shall be subordinate and junior in right of payment to all other obligations of the Borrower or such other Subsidiary Guarantor, as the case may be, under the Financing Documents.

     Section 2.06Stay of Acceleration.

     If acceleration of the time for payment of any amount payable by the Borrower under the Financing Documents is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Financing Documents shall, to the extent permitted by law, nonetheless be payable by each Subsidiary Guarantor hereunder forthwith on demand by the Agent made at the request of the Required Banks.

     Section 2.07Taxes.

     Without limiting the generality of any other provision hereof each Subsidiary Guarantor agrees that, if it makes a payment hereunder with respect to a Guaranteed Obligation, it will have the same obligations with respect to such payment and any related Taxes or Other Taxes as the Borrower would have had under Section 8.04 of the Credit Agreement if such payment had been made by the Borrower.

     Section 2.08Right of Contribution.

     The Subsidiary Guarantors hereby agree, as among themselves, that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as defined below), each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the succeeding provisions of this Section 2.08), pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Guarantor) of such Excess Payment (as defined below). The payment obligation of any Subsidiary Guarantor to any Excess Funding Guarantor under this Section 2.08 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Article 2, and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof, (a) "Excess Funding Guarantor" shall mean, in respect of any obligations arising under the other provisions of this
Article 2 (hereafter, the "Obligations"), a Subsidiary Guarantor that has paid an amount in excess of its Pro Rata Share of the Obligations; (b) "Excess Payment" shall mean, in respect of any Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Obligations; and (c) "Pro Rata Share", for the purposes of this Section 2.08, shall mean, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (i) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder) to (ii) the amount by which the aggregate present fair saleable value of all assets and other properties of the Borrower and all of the Subsidiary Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower under the Financing Documents and the Subsidiary Guarantors hereunder) of the Borrower and all of the Subsidiary Guarantors, all as of the Closing Date (if any Subsidiary Guarantor becomes a party hereto subsequent to the Closing Date, then for the purposes of this Section 2.08 such subsequent Subsidiary Guarantor shall be deemed to have been a Subsidiary Guarantor as of the Closing Date and the information pertaining to, and only pertaining to, such Subsidiary Guarantor as of the date such Subsidiary Guarantor became a Subsidiary Guarantor shall be deemed true as of the Closing Date).

                                  ARTICLE 3
                      ADDITIONAL SUBSIDIARY GUARANTORS

     Section 3.01Additional Subsidiary Guarantors; release of Subsidiary Guarantors.


     (a) On the Closing Date and on each Reporting Date thereafter, the Borrower shall cause one or more Material Subsidiaries that are not then
Subsidiary  Guarantors  to   execute  and  deliver  to  the  Agent  a  letter
substantially in the form of Exhibit C-1 hereto, whereupon such Subsidiary shall become a party hereto and both a Subsidiary Guarantor and an Obligor for all purposes of the Financing Documents, to the extent necessary such that after giving effect thereto, as of the most recently ended fiscal quarter for which financial statements have been delivered, only non-Material Subsidiaries, Foreign Subsidiaries and Subsidiaries that are not Wholly-Owned Subsidiaries will be Non-Guarantor Subsidiaries. Upon each such execution and delivery, the Borrower shall be deemed to make a representation and warranty as to the facts set forth in Sections 4.02, 4.03, and 4.09 of the Credit Agreement. "Non-Guarantor Subsidiary" means, at any time, any Subsidiary that is not a Subsidiary Guarantor at such time. "Reporting Date" means the date that is 30 days after delivery of the Borrower's annual or quarterly financial statements to the Agent pursuant to Section 5.01 of the Credit Agreement.

     (b) On each Reporting Date, the Borrower shall deliver to the Agent a list of the Subsidiary Guarantors, a list of the Non-Guarantor Subsidiaries, and calculations in reasonable detail demonstrating compliance with Section 3.01(a).

     (c) At any time or from time to time upon receipt by the Agent of a certificate, signed on behalf of the Borrower by the chief financial officer or chief accounting officer of the Borrower, requesting the release of a Subsidiary Guarantor from its obligations under this Agreement in connection with the direct or indirect sale, transfer, disposition or conveyance of a majority of the equity interests in such Subsidiary Guarantor permitted under
Section 5.10 of the Credit Agreement, representing and warranting that such sale, transfer, disposition or conveyance is permitted under Section 5.10 of the Credit Agreement, such Subsidiary Guarantor shall be automatically be released from its obligations hereunder upon the consummation of such sale, transfer, disposition or conveyance. If at any time or from time to time any Subsidiary Guarantor shall become a Foreign Subsidiary through any transaction, sale, transfer or other modification not prohibited by the Credit Agreement, such Subsidiary Guarantor shall be automatically released from its obligations hereunder, provided that no Default shall occur after giving effect to such release. The Agent shall, at the sole cost and expense of the Borrower, execute and deliver to the Borrower such instrument or other document as may be reasonably requested by the Borrower evidencing the release of such Subsidiary Guarantor hereunder.





NYC - 557607v1








                                  ARTICLE 4
                                MISCELLANEOUS

     Section 4.0 1Notices.

     Unless otherwise specified herein, all notices, requests and other communications ("notices") to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature pages hereof or on its letter substantially in the form of Exhibit C-1 hereto, as applicable (or, in the case of any Subsidiary Guarantor as to which no such address or facsimile number is so set forth, to it at the address or facsimile number of the Borrower set forth on the signature pages hereof) or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agent. Each such notice shall be effective (i) if given by facsimile transmission, when such facsimile is transmitted to the facsimile transmission number specified in or pursuant to this Section 4.01 and telephonic confirmation of receipt thereof is received or (ii) if given by mail or by any other means, when delivered at the address specified in this Section 4.01.

     Section 4.02No Waiver.

     No failure or delay by the Agent or any Bank in exercising any right, power or privilege under this Agreement or any other Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 4.03Amendments and Waivers; Termination.

     Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed by the Borrower, each Subsidiary Guarantor and the Agent with the prior written consent of the Required Banks; provided that (x) Subsidiary Guarantors may become parties to this Agreement in accordance with Section 3.01(a) and (y) Subsidiary Guarantors may be released from this Agreement in accordance with
Section 3.01(c), in each case, without the consent of Required Banks.

     Section 4.04Governing Law; Submission to Jurisdiction; Waiver of a Jury Trial.

     This Agreement shall be construed in accordance with and governed by the law of the State of New York. Each of the Subsidiary Guarantors hereby agrees to be bound by each provision of the Credit Agreement which purports to bind all Obligors to the same extent as if it were a party thereto.

     Section 4.05Successors and Assigns.

     This Agreement is for the benefit of the Banks, the Swingline Bank, the LC Issuing Banks and the Agent and their respective successors and assigns and in the event of an assignment of the Loans, the Reimbursement Obligations, the Notes or other amounts payable under the Financing Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. All the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.





NYC - 557607v1







     Section 4.06Counterparts; Effectiveness.

     This Agreement may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Agent shall have received a counterpart hereof signed by the Borrower and one or more of the Subsidiary Guarantors and when the Credit Agreement shall become effective in accordance with its terms. Thereafter, upon execution and delivery of a letter substantially in the form of Exhibit C-1 hereto on behalf of any other Subsidiary Guarantor, this Agreement shall become effective with respect to such Subsidiary Guarantor as of the date of such delivery.

     Section 4.07Submission to Jurisdiction.

     The Borrower and each Subsidiary Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Subsidiary Guaranty or the transactions contemplated thereby. The Borrower and each Subsidiary Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     Section 4.08Waiver of a Jury Trial.

     EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.























NYC - 557607v1



                                CON-WAY INC.
                        SUBSIDIARY GUARANTY AGREEMENT


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

BORROWER:                    CON-WAY INC., a Delaware corporation

                             By:     /s/ Stephen L. Bruffett

                              Name:  Stephen L. Bruffett
                             Title:     Chief Financial Officer and
                                           Executive Vice President

                             2855 Campus Drive

                             Suite 300
                             San Mateo, California 94403
                             Facsimile number: 650-378-5203
                             Telephone number: 650-378-5200


















NYC - 557607v1



                                CON-WAY INC.
                        SUBSIDIARY GUARANTY AGREEMENT


SUBSIDIARY GUARANTORS:      CON-WAY FREIGHT, INC., a Delaware corporation

                            By:  /s/ Benedict J. Bowler
                             Name:   Benedict J. Bowler
                            Title:      Assistant Treasurer

                            c/o Con-Way Inc.

                            2855 Campus Drive

                            Suite 300
                            San Mateo, California 94403
                            Facsimile number: 650-378-5203
                            Telephone number: 650-378-5200


                            MENLO WORLDWIDE, LLC, a Delaware limited liability company

                            By:  /s/ Benedict J. Bowler
                             Name:   Benedict J. Bowler
                            Title:      Assistant Treasurer

                            c/o Con-way Inc.

                            2855 Campus Drive

                            Suite 300
                            San Mateo, California 94403
                            Facsimile number: 650-378-5203
                            Telephone number: 650-378-5200


                            TRANSPORTATION RESOURCES, INC.,


                            a Delaware corporation.

                            By:  /s/ Benedict J. Bowler
                             Name:   Benedict J. Bowler
                            Title:      Assistant Treasurer

                            c/o Con-way Inc.

                            2855 Campus Drive

                            Suite 300
                            San Mateo, California 94403
                            Facsimile number: 650-378-5203
                            Telephone number: 650-378-5200



                            MENLO LOGISTICS, INC.,


                            a Delaware corporation.

                            By:  /s/ Benedict J. Bowler
                             Name:   Benedict J. Bowler
                            Title:      Assistant Treasurer

                            c/o Con-way Inc.

                            2855 Campus Drive

                            Suite 300
                            San Mateo, California 94403
                            Facsimile number: 650-378-5203
                            Telephone number: 650-378-5200




                            CON-WAY TRUCKLOAD INC.,


                            a Delaware corporation.

                            By:  /s/ Benedict J. Bowler
                             Name:   Benedict J. Bowler
                            Title:      Assistant Treasurer

                            c/o Con-way Inc.

                            2855 Campus Drive

                            Suite 300
                            San Mateo, California 94403
                            Facsimile number: 650-378-5203
                            Telephone number: 650-378-5200














NYC - 557607v1



                             CON-WAY INC.
                    SUBSIDIARY GUARANTY AGREEMENT


PNC BANK, NATIONAL ASSOCIATION, as Agent

By:  /s/ Philip K. Liebscher

Name:  Philip K. Liebscher
Title:    Senior Vice President

























































NYC - 557607v1







                                 EXHIBIT C-1

                                   [Date]

 PNC Bank, National Association
 Attention:

 Gentlemen:

     Reference is made to the Credit Agreement (as amended, modified, supplemented and extended, the "Credit Agreement") dated as of November 4, 2010 among Con-way Inc., a Delaware corporation (the "Borrower"), the Banks party thereto and PNC Bank, National Association, as Agent (the "Agent"), and to the Subsidiary Guaranty Agreement (as amended, modified, supplemented and extended, the "Subsidiary Guaranty") dated as of November 4, 2010 among the Borrower, the Subsidiary Guarantors party thereto and the Agent, as amended, copies of each of which have been furnished to the undersigned.

     The undersigned hereby agrees and confirms that effective as of the date hereof, the undersigned is a party to the Subsidiary Guaranty Agreement and both an "Obligor" and a "Subsidiary Guarantor" for all purposes of the Financing Documents (as defined in the Credit Agreement).

                              Very truly yours,

                              [NAME OF SUBSIDIARY GUARANTOR]

                              By:
                              Name: Title:

                              Address:
                              Facsimile number:
                              Telephone number:

Endnotes







<1>
          (g) any other act or omission to act or delay of any kind by any other Obligor, the Agent, any LC Issuing Bank, the Swingline Bank, any Bank or any other Person or any other

























NYC - 557607v1